UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 30, 2021

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of Principal Executive Offices)	(Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NETE	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2021, the Company entered into the Third Amendment (the “Amendment”) to Agreement and Plan of Merger, dated as of August 4, 2020, as amended by the First Amendment dated as of December 29, 2020 and the Second Amendment dated as of March 30, 2021 (the “Merger Agreement”), with Mullen Technologies, Inc., a California corporation (“Mullen”), Mullen Acquisition, Inc., a California corporation and wholly owned subsidiary of the Company (“Merger Sub”). Prior to the parties’ execution and delivery of the Amendment, Section 8.1(b) of the Merger Agreement, as amended, provided that the Merger Agreement may be terminated and the merger contemplated in the Merger Agreement (the “Merger”) and other transactions contemplated in the Merger Agreement may be abandoned at any time prior to the merger effective time, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated in the Merger Agreement by the shareholders of Mullen and/or the stockholders of the Company, by either Company or Mullen if the merger effective time shall not have occurred on or before April 30, 2021 (the “Outside Date”). Pursuant to the Second Amendment, the Company, Mullen and Merger Sub amended Section 8.01(b) of the Merger Agreement to extend the Outside Date to May 31, 2021.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions.

These forward-looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward-looking statements, including (i) the risk factors set forth under “Risk Factors” in Part I, Item 1A of Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or set forth in the Company’s other filings with the SEC and (ii) any of the following:

•	the failure to consummate or a delay in the consummation of the Merger and/or the transactions contemplated in the Merger Agreement;

•	the timing to consummate the Merger and/or the transactions contemplated in the Merger Agreement;

•	the risk that a condition to the consummation of the Merger and/or the transactions contemplated in the Merger Agreement may not be satisfied or waived;

•	the failure of the Company’s stockholders to approve the Merger and/or the transactions contemplated in the Merger Agreement;

•	unexpected costs or liabilities in connection with the consummation of the Merger and/or the transactions contemplated in the Merger Agreement;

•

operating costs, customer loss and business disruptions arising from the Merger and/or the transactions contemplated in the Merger Agreement and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected;

•	uncertainties surrounding the transaction;

•	other adverse economic, business, and/or competitive factors; and

•

other risks to consummation of the transaction, including circumstances that could give rise to the termination of the merger agreement and the risk that the transaction will not be consummated within the expected time period, without undue delay, cost or expense, or at all.

All forward-looking statements are qualified by, and should be considered in conjunction with, these cautionary statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which such statements are made. Except as required by applicable law, neither the Company nor Mullen undertakes any obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Additional Information and Where to Find It

In connection with the Merger, the Company plans to file with the Commission proxy statement on Schedule 14A (the “Proxy Statement”), the registration statement on Form S-4, as well as other relevant materials regarding the Merger. Following the filing of the definitive Proxy Statement and the registration statement on Form S-4 with the SEC, the Company will provide access to the definitive Proxy Statement, a proxy card and the registration statement on Form S-4 to each stockholder entitled to vote at the special meeting relating to the Merger and the transactions contemplated in the Merger Agreement requiring the Company’s stockholders’ approval. The Company stockholders are urged to carefully read the Proxy Statement, the registration statement on Form S-4 and other materials relating to the Merger (and any amendments or supplements thereto) and any other relevant documents filed with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement, the registration statement on Form S-4 and other relevant materials regarding the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://www.netelement.com).

Participants in a Solicitation

The Company, its directors and officers and Mullen and its directors and officers may be deemed to be, participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger and other transactions described in the Proxy Statement. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s Form 10-K filed with the Commission on April 30, 2020 (Company’s “Form 10-K”). To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the Commission. Information regarding the identity of the participants in the proxy solicitation and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with Commission in connection with the Merger.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Third Amendment dated as of April 30, 2021 to Agreement and Plan of Merger, dated as of August 4, 2020, as amended, among the Company, Mullen Acquisition, Inc. and Mullen Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2021

NET ELEMENT, INC. By: _/s/ Jeffrey Ginsberg____ Name: Jeffrey Ginsberg Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Third Amendment dated as of April 30, 2021 to Agreement and Plan of Merger, dated as of August 4, 2020, as amended, among the Company, Mullen Acquisition, Inc. and Mullen Technologies, Inc.

5